EXHIBIT 10.17

          CONFIDENTIAL TREATMENT DELETED (DENOTED BY "[CMD]") AND FILED
        SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION TOGETHER
            WITH CONFIDENTIAL TREATMENT REQUEST REGARDING DELETIONS.

                              DEVELOPMENT AGREEMENT
                        BETWEEN NEXAR TECHNOLOGIES, INC.
                           AND GDA TECHNOLOGIES, INC.


1.  INTRODUCTION

         1.1 This is an agreement for GDA Technologies, Inc. ("GDA"), a California corporation, to perform engineering services in connection with the development of certain computer circuit boards and related technology for Nexar Technologies, Inc. ("Nexar"), a Delaware corporation, in accordance with an agreed-upon set of Specifications and a Milestone and Payment Schedule. To the extent that GDA has performed portions of the services described herein prior to the date hereof, all such services shall be considered for all purposes as performed under and pursuant to the terms hereof.

2.  DEFINITIONS

         As used in this Agreement, the following definitions shall apply:

         2.1 "Agreement" shall mean this Agreement between Nexar and GDA, including the Schedules and Exhibits hereto.

         2.2 "Boards" shall mean the integrated circuit boards to be engineered by GDA hereunder based on the [CMD] described in this Agreement, which shall consist of all Deliverables as stated in the Specifications (Schedule A), and the Milestone and Payment Schedule (Schedule B).

         2.3 "Confidential Information" shall mean any information relating to or disclosed in the course of this Agreement, which is or should be reasonably understood to be confidential or proprietary to the disclosing party. "Confidential Information" shall not include information
                      (a) already lawfully known to the receiving party, (b) disclosed in published materials, (c) generally known to the public, or (d) lawfully obtained from any third party.

         2.4 "Deliverables" are the items that are specified in the Specifications and the Milestone and Payment Schedule as items to be delivered to Nexar.

         2.5 "Final Deliverables" are the items that are specified in the Milestone and Payment Schedule as the last and final delivery to Nexar.







         2.6 "Milestone and Payment Schedule" shall mean the schedule of time for delivery of and payment for the Deliverables, as set forth in Schedule B.

         2.7 "Specifications" shall mean requirements for the Boards' required operation, functions, capabilities and performance and the documentation to be delivered therewith, as described in Schedule A attached hereto, or as revised by the parties under procedures set forth in this Agreement.

         2.8 "Technical Manuals" shall mean a complete description of the Boards, written in accordance with the requirements of the Specifications.

         2.9 "Technology" shall mean all of the technology, proprietary information and/or intellectual property which has been or is developed by GDA under this Agreement, as well as apparatus, articles of manufacture, prototypes, and documentation or other tangible media embodying such technology, proprietary information and/or intellectual property or in which they are expressed.

3.  REPRESENTATIONS AND WARRANTIES

         3.1 Nexar represents and warrants that it has the corporate authority to enter into this Agreement and to perform its obligations under this Agreement.

         3.2 GDA represents and warrants that it has the corporate authority to enter into this Agreement and to perform its obligations under this Agreement.

4.  DEVELOPMENT OF BOARDS

         4.1 GDA shall complete the development of the Boards and other Deliverables by the respective dates set forth in the Milestone and Payment Schedule and shall apply such resources and efforts as shall be reasonably necessary to accomplish this task.

5.  CHANGES IN SPECIFICATIONS AND MILESTONE AND PAYMENT SCHEDULE

         5.1 Either Nexar or GDA may propose changes in the Specifications or to the Milestone and Payment Schedule. Nexar and GDA must agree, in writing, to the changes prior to any such modifications, and to the effect, if any, on payments due under this Agreement.

         5.2 Nexar may not require work or features not set forth in the Specifications unless agreed to in writing. GDA will not be compensated, other than as stated in this Agreement, unless such additional payments are agreed to in advance in writing.

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6.  RESOURCES TO BE PROVIDED TO GDA BY NEXAR

         6.1 Nexar shall supply to GDA all information and resources that GDA shall reasonably require to carry out the work required by this Agreement, including:

                      (a)           [CMD]
                      (b)           [CMD]
                      (c)           [CMD]
                      (d)           [CMD]
                      (e)           [CMD]
                      (f)           [CMD]
                      (g)           [CMD]
                      (h)           [CMD]
                      (i)           [CMD]
                      (j)           [CMD]
                      (k)           [CMD]

7.  CONFIDENTIALITY

         7.1 Each party acknowledges that it will receive Confidential Information of the other party relating to technical, marketing, product, and/or business affairs. Each party agrees that all Confidential Information of the other party shall be held in strict confidence and shall not be disclosed or used without express written consent of the other party, except as may be required by law.

         7.2 Upon or prior to its execution of this Agreement GDA shall have each of its employees, independent contractors and any other individual or entity engaged by GDA who have worked on and/or are working on the Technology sign a confidentiality and assignment of technology agreement, in the form of Exhibit A hereto, which includes a covenant to maintain confidentiality as required by this Agreement and which assigns to GDA any and all right, title and interest of all such individuals and entities to any and all of the Technology (which right, title and interest GDA, in turn, assigns to Nexar under Section 11 hereof). GDA shall deliver all such agreements to Nexar together with this Agreement at the time of its execution hereof and GDA hereby represents and warrants to Nexar that the representations and warranties of each such individual or entity set forth in such agreements are true and accurate. Attached hereto as Exhibit B is a list of all GDA employees, directors, independent contractors, and any other individual or entity engaged by GDA who have worked on and/or are working on the

                      Technology and a copy of any other confidentiality and assignment of technology agreements between all such individuals or entities and GDA, all of which (including Exhibit B) GDA represents and warrants is accurate and complete as of the date hereof. GDA shall update Exhibit B from time to time upon Nexar's request and shall have all future employees, independent contractors and any other individual or entity engaged by GDA who work on the Technology sign confidentiality and assignment of technology agreements, in substantially the form of Exhibit A, prior to any such individuals or entities receiving any Confidential Information relating to or working on the Technology.

         7.3 In addition to the foregoing provisions of this Section 7, GDA agrees that from the date hereof none of the terms of this Agreement shall be disclosed by GDA or any of its officers, directors, independent contractors or employees, to any other party, including any employee of Nexar unless expressly authorized in writing by the Chief Executive Officer of Nexar. A list of the only Nexar employees whom the Chief Executive Officer of Nexar has authorized from the date hereof to receive information with respect to this Agreement is attached hereto as Exhibit C.


8.  NON-COMPETITION

         8.1 From the date hereof until the acceptance of the Final Deliverables, and for a period of ten years thereafter, GDA shall not supply or agree to supply to any party other than Nexar technology with a form factor substantially similar to the Boards or technology that will or is likely to be directly competitive with the [CMD]. The provisions of this paragraph shall survive termination of this Agreement.

9.  DELIVERY AND ACCEPTANCE OF DELIVERABLES

         9.1          GDA shall deliver various Deliverables at the times and in
                      the  manner   specified  in  the   Milestone  and  Payment
                      Schedule.

         9.2 If GDA fails to make timely delivery of any Deliverable as specified in the Milestone and Payment Schedule, Nexar may give GDA notice of the failure. After such notice, GDA shall have thirty (30) days to make the specified delivery. Failure to submit the Deliverables within such period shall be a material breach that shall entitle Nexar to terminate this Agreement in accordance with the provisions on Termination.

         9.3 Nexar may inspect and test each of the Deliverables when received to determine if it conforms to the requirements of the Specifications. Any

                      Deliverable not rejected by Nexar within thirty (30) days shall be deemed accepted.

         9.4 If any Deliverable is rejected, Nexar shall give GDA notice of the rejection and the reasons for rejection. GDA shall then have thirty (30) days to cure deficiencies. After resubmission within such thirty (30) day period, Nexar may again inspect the Deliverable to confirm that it conforms to requirements of the Specifications. If the resubmitted Deliverable does not conform to the requirements of this Agreement, the failure will be a material breach that shall entitle Nexar to terminate this Agreement in accordance with the provisions on Termination. If the resubmitted Deliverable is rejected, Nexar shall give notice to GDA stating the reasons for rejection.

         9.5 Notice of failure to make timely delivery, rejection, or subsequent resubmission shall not affect the due date for subsequent Deliverables as required by this Agreement unless otherwise agreed in writing.

         9.6 If the Final Deliverables in any material respect do not conform to the Specifications, and such non-conformity is not cured as provided in this Agreement, the failure will be a material breach that shall entitle Nexar to terminate this Agreement in accordance with the provisions on Termination. Alternatively, Nexar, at its option, may accept the Final Deliverables as non- conforming. If it does so, it shall give prompt notice to GDA stating the known defects, and may withhold and deduct, from amounts otherwise due and payable to GDA upon acceptance of the Final Deliverables, the amount of reasonable out-of-pocket costs to correct, modify, and/or complete the Boards in accordance with the Specifications. From time to time, and as soon as is practicable, Nexar shall provide GDA with notice of all sums withheld and expended and shall turn over to GDA all funds withheld that are not so applied when such remedial work is completed.

         9.7 GDA shall provide to Nexar or to such other person as Nexar shall designate, from time to time, as reasonably required before production of the Boards, all assistance and information reasonably necessary to ensure that a Technical Manual for each of the Boards is complete and accurate. GDA shall review a draft of each such Technical Manual upon Nexar's request and promptly provide all corrections required to Nexar, for which review and correction Nexar shall pay GDA at the rate of [CMD] per hour.

10.  PAYMENT

         10.1 Nexar shall pay GDA the amounts due upon the execution of this Agreement as specified in the Milestone and Payment Schedule. Upon acceptance of each Deliverable, Nexar shall pay GDA the amounts as specified in the

                      Milestone and Payment Schedule. Payment shall be due within twenty (20) days of acceptance of each Deliverable, other than the deferred consideration component which shall be paid as specified in the Milestone and Payment Schedule. Payment by mail shall be deemed made when mailed.

         10.2 If any payment is not made as required, GDA may give notice of the failure to pay. The failure to pay, if not cured within thirty (30) days after notice, shall entitle GDA to terminate this Agreement in accordance with the provisions on Termination.

11.  INTELLECTUAL PROPERTY RIGHTS IN THE TECHNOLOGY

         11.1 GDA hereby irrevocably assigns and shall assign worldwide the entirety of its right, title and interest in the Technology to Nexar, its successors and assigns, such assignment including by way of non-limiting example:

                                    (a) all  right,  title and  interest  in any
                      invention,   modification,  or  advance,  whether  or  not
                      patentable, included in the Technology;

                                    (b) all  right,  title and  interest  in any
                      invention, modification, or advance, whether or not patentable, pertaining to the technology known as the [CMD] and domestic or foreign patent applications disclosing or claiming such invention, modification or advance, any continuation, continuation-in- part or division of such patent application and any patent issuing thereon, and any reissue, re-examination or extension of such patent;

                                    (c) all  right,  title and  interest  in any
                      domestic or foreign patent application disclosing and/or claiming the Technology, any continuation, continuation-in-part, or divisional of such application, and any patent issuing on any such application, and any reissue, reexamination or extension of any such patent;

                                    (d) all  right,  title and  interest  in any
                      invention based on the Technology and/or on any other technology, proprietary information and/or intellectual property of Nexar to which GDA had access in the course of engagement by Nexar, which invention is conceived or reduced to practice within two years after termination of such engagement, any patent domestic or foreign patent application disclosing or claiming any such invention, any continuation, continuation-in-part, or divisional of such application, and any patent issuing on any such application, and any reissue, reexamination or extension of any such patent;

                                    (e) all  right,  title and  interest  in any
                      works created or authored by the GDA in the course of such engagement or within one year after the termination thereof pertaining to the Technology, and all copyright, worldwide, in such works (as used in this agreement, "copyright" refers to copyright, moral rights and semiconductor mask work rights); and

                                    (f) all  right,  title and  interest  to any
                      apparatus, articles of manufacture, prototypes, and documentation or other tangible media included in or embodying the Technology, including, without limitation, all apparatus, articles of manufacture, prototypes, design and engineering drawings and specifications, created, authored, developed or otherwise acquired by GDA in the course of such engagement or within one year after the termination thereof.

         11.2 GDA hereby covenants that it will promptly disclose to Nexar, all inventions, modifications, or advances, whether or not patentable, pertaining to the Technology made by GDA (or those employees, independent contractors and any other individual or entity engaged thereby GDA who have worked on and/or are working on the Technology) during the course of such engagement or within one year after termination thereof.

         11.3 GDA hereby covenants that no assignment, license, or other transfer or encumbrance has, been, or will be made by them that would conflict with this assignment of all entire right, title and interest in the Technology and in the intellectual property rights therein to Nexar.

         11.4 GDA hereby covenants that all services performed by it during the course of its engagement with Nexar have been and shall be on a work-for-hire basis in favor of Nexar and that any works resulting therefrom are "works made for hire" (as that term is defined in Section 101 of the United States Copyright Act) on behalf of Nexar.

         11.5 GDA shall execute such documents as Nexar shall reasonably require to evidence and confirm the transfer of rights made under this Agreement.

         11.6 Nexar may patent, register copyrights, retain in secrecy, and/or otherwise take actions to protect, any of the Technology and any improvements, modifications, advances and derivatives thereof in any and all countries and jurisdictions as Nexar sees fit. GDA agrees to cooperate with Nexar and perform all acts that are necessary and proper, or that Nexar otherwise deems desirable, in order to secure, maintain or enforce protection of the
                      Technology. By way of non-limiting example, GDA shall provide timely cooperation to Nexar and its representatives to facilitate preparation of patent applications on the Technology, and GDA shall have a right to review (but not approve) any such patent application prior to the filing thereof. Nexar agrees to compensate [CMD], at the rate of [CMD] per hour, for his time spent on assisting Nexar in preparing, prosecuting, maintaining or continuing any such patent applications.

         11.6 No license, assignment, or other transfer of (or release of obligations with respect to) intellectual property rights by Nexar is intended or implied by the provisions of this Section 11.


12.  WARRANTY

         12.1 GDA warrants, for a period of five years after acceptance of the Final Deliverables (the "Warranty Period"), that the Boards will perform in substantial conformity with the Specifications. However, GDA and Nexar agree that due to the nature of complex integrated circuit boards such as the Boards, GDA may not be able to find and remove all defects and errors. ACCORDINGLY, NEXAR'S SOLE AND EXCLUSIVE REMEDY FOR ANY BREACH OF THIS WARRANTY SHALL BE TO AVAIL ITSELF OF THE PROCEDURES SET FORTH IN THE SECTION OF THIS AGREEMENT ENTITLED "MAINTENANCE." EXCEPT AS EXPRESSLY STATED HEREIN, ALL WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE DISCLAIMED.

         12.2         GDA WILL NOT BE LIABLE  FOR  INCIDENTAL  OR  CONSEQUENTIAL
                      DAMAGES.

13.  MAINTENANCE

         13.1 During the Warranty Period GDA shall use reasonable efforts to provide to Nexar all corrections and/or modifications necessary to correct problems, logical errors, and bugs in the Boards reported to GDA in writing. The first [CMD] hours of the efforts of GDA's employees on such tasks shall be without charge. Thereafter GDA may bill for the time of its employees at [CMD] per hour. Such bills may be rendered to Nexar at month end and are payable thirty (30) days after receipt. GDA shall have no obligation to fix problems or errors resulting from Nexar's modification of the Boards.

         13.2 If GDA fails to correct any problem, logical error, or bug reported during the Warranty Period within thirty (30) days of notice, Nexar may contract for such work to be done by any third party that agrees in writing to hold in confidence the Confidential Information of GDA.

14.  TECHNOLOGY WARRANTY

         14.1 GDA represents and warrants to the best of its knowledge it is the owner of all right, title and interest in the Technology, that no other person or entity (other than Nexar) has any license or ownership interest therein, that the Technology and all aspects of it are original, and that GDA has full and absolute right to transfer the Technology. GDA will indemnify each of Nexar and its officers, directors and employees from any and all actions, suits, complaints, claims, judgments, orders, costs, amounts paid in settlement, liabilities, losses, and fees, including court costs and reasonable attorneys' fees and expenses, or similar adverse consequences, arising out of any failure of the foregoing representations set forth in this Section 14 to be true. Without derogation of the foregoing, Nexar acknowledges that it has agreed to indemnify GDA and its officers, directors and employees with respect to certain adverse consequences GDA may suffer to Technovation Computer Labs, Inc., a Nevada corporation ("TCL"), to the extent set forth in an Indemnification Agreement between Nexar and GDA dated November 7, 1996, which Agreement remains in full force and effect as of the date hereof.

15.  FUTURE PROJECTS; RIGHT OF FIRST REFUSAL

         15.1 Nexar and GDA agree to work together in good faith to reach agreement for development of the following [CMD] on specification and milestone and payment terms mutually acceptable to each:

                                    (a)  [CMD]
                                    (b)  [CMD]
                                    (c)  [CMD]
                                    (d)  [CMD]

         15.2 For a period of five years from the date hereof, GDA agrees to provide Nexar with a right of first refusal, and to work with Nexar in good faith to reach agreement on mutually acceptable terms, with respect to any future GDA development proposal (other than one generated by a customer, or prospective customer, of GDA other than Nexar) which relates to Nexar's current or demonstrably anticipated products or research and development, prior to proposing to do any such development work for any other party. Nexar agrees to notify GDA whether it will exercise its right of first refusal within seven (7) days after receiving notice from GDA of the bona fide terms of any such GDA proposal. If Nexar declines to commit to such development project on such terms (or on other terms mutually satisfactory to GDA and Nexar), GDA shall be free to offer such proposal to third parties on terms no less favorable to GDA than those first offered to Nexar.

16.  TERM AND TERMINATION

         16.1 The term of this Agreement shall commence on the date hereof, and shall continue until all requirements of this Agreement are met, unless sooner terminated in accordance with the provisions set forth in this Agreement.

         16.2         Either party may terminate this Agreement:

                      16.2.1 In accordance with provisions stated in this Agreement that provide for termination,

                      16.2.2 In the event that the other party ceases business operations or is in any bankruptcy or state insolvency or receivership
                                                proceeding   not   dismissed  in
                                                thirty  (30) days or assigns its
                                                assets   for  the   benefit   of
                                                creditors, or

                      16.2.3 In the event of any material breach by the other party which is not cured within thirty (30) days after notice thereof from the non-breaching party.

                      16.2.4 Upon any termination of this Agreement by any party all provisions of the Sections 3, 7, 8, 10, 11, 12, and 14 shall remain in effect.

17.  REMEDIES

         17.1 Except as is otherwise provided in this Agreement, the parties shall have such remedies for breach or termination as are provided by applicable law.

         17.2 The parties agree that in the case of the breach of any provision of the section of this Agreement entitled Confidentiality or Competition, the aggrieved party will suffer immediate and irreparable harm, and that a petition for immediate injunctive relief will therefore be appropriate.


18.  GENERAL PROVISIONS

         18.1 RELATIONSHIP OF PARTIES. GDA shall be deemed to have the status of an independent contractor, and nothing in this Agreement shall be deemed to place the parties in the relationship of employer-employee, principal-agent, partners or joint venturers. [CMD].

         18.2 PAYMENT OF TAXES. GDA shall be responsible for any withholding taxes, payroll taxes, disability insurance payments, unemployment taxes, and other taxes or charges incurred in the performance of this Agreement.

         18.3 FORCE MAJEURE. Neither party shall be deemed in default of this Agreement to the extent that performance of their obligations or attempts to cure any breach are delayed or prevented by reason of any act of God, fire, nature disaster, accident, act of government, shortages of materials or supplies, or any other cause beyond the control of such party ("Force Majeure") provided that such party gives the other party written notice thereof promptly and, in any event, within fifteen (15) days of discovery thereof and uses its best efforts to cure the delay. In the event of such a Force Majeure, the time for performance or cure shall be extended for a period equal to the duration of the Force Majeure but not in excess of thirty days.

         18.4 ASSIGNMENTS. Nexar may assign this Agreement, without GDA's consent, to any third party which succeeds by operation of law to, purchases, or otherwise acquires substantially all of the assets of Nexar and assumes Nexar's obligations hereunder. Notwithstanding the above, Nexar shall retain the obligation to pay if the assignee fails to pay as required by the payment obligations of this Agreement. GDA may not assign its obligations under this agreement without Nexar's written consent, which Nexar may withhold in its complete discretion.

         18.5 PARTIAL INVALIDITY. Should any provision of this Agreement be held to be void, invalid, or inoperative, the remaining provisions of this Agreement shall not be affected and shall continue in effect as though such provisions were deleted.

         18.6 NO WAIVER. The failure of either party to exercise any right or the waiver by either party of any breach, shall not prevent a subsequent exercise of such right or be deemed a waiver of any subsequent breach of the same or any other term of this Agreement.

         18.7 NOTICE. Any notice required or permitted to be sent hereunder shall be in writing and shall be sent in a manner requiring a signed receipt, such as Federal
                      Express, courier delivery, or if mailed, registered or certified mail, return receipt requested. Notice is effective upon receipt. Notice to Nexar shall be addressed to the Chief Executive Officer or such other person or address as Nexar may designate. Notice to GDA shall be addressed to the President or such other person or address as GDA may designate.

         18.8 ENTIRE AGREEMENT. This Agreement, including the Schedules and Exhibits thereto, states the entire agreement between the parties on this subject and supersedes all prior negotiations, understandings, and agreements between the parties concerning the subject matter. No amendment or modification of this Agreement shall be made except by a writing signed by both parties.

         18.9 GOVERNING LAW. This Agreement shall be governed and interpreted in accordance with the substantive law of The Commonwealth of Massachusetts without regard to choice of law principles.

         18.10 VENUE AND JURISDICTION OF LEGAL ACTIONS. Any legal action brought concerning this Agreement or any dispute hereunder shall be brought only in the courts of The Commonwealth of Massachusetts or in the federal courts located in such state, and both parties agree to submit to the jurisdiction of these courts.

      Executed under seal as a Massachusetts instrument as of November 12, 1996.

                               Nexar Technologies, Inc.


                               By: Albert J. Agbay, Chief Executive Officer


                               GDA Technologies, Inc.


                               By: Alanghat G. Karunakaran, President


ds1/319199

                                                                      SCHEDULE A

                                 SPECIFICATIONS
                                 --------------
[CMD]
-----

         The [CMD] to be engineered by GDA will have the following features:

              -   [CMD]
              -   [CMD]

         [CMD]

STATEMENT OF WORK
-----------------

         Development of the following [CMD]:

                  -   [CMD]
                  -   [CMD]
                  -   [CMD]
                  -   [CMD]
                  -   [CMD]

         GDA   technologies  is  responsible   for  the  following   development
activities:

                  -   [CMD]
                  -   [CMD]
                  -   [CMD]
                  -   [CMD]
                  -   [CMD]
                  -   [CMD]
                  -   [CMD]
                  -   [CMD]
                  -   [CMD]
                  -   [CMD]

DELIVERABLES
------------

         GDA will deliver the following at the completion of the project:

                  -  Specifications
                  -  Schematics, both hard and soft copies
                  -  [CMD]
                  -  [CMD]
                  -  [CMD]

                                                                      SCHEDULE B


                         MILESTONE AND PAYMENT SCHEDULE
                         ------------------------------

         The following Schedule shall govern milestones and payments for the development of the Boards.

[CMD]
[CMD]
[CMD]
[CMD]
[CMD]
[CMD]
[CMD]
[CMD]
[CMD]
[CMD]
[CMD]
[CMD]
[CMD]
[CMD]
[CMD]
[CMD]
[CMD]

         Development costs are split into [CMD] components. [CMD]. The cost per hour is based on the complexity of the design. The following gives the NRE cost outline for this project.

===========================================================================================================================
   No.                           Item Description                           Number          $/Hr.             Total
                                                                            of Hrs.
---------------------------------------------------------------------------------------------------------------------------
    1       [CMD]                                                            [CMD]          [CMD]             [CMD]
---------------------------------------------------------------------------------------------------------------------------
    2       [CMD]                                                            [CMD]          [CMD]             [CMD]
---------------------------------------------------------------------------------------------------------------------------
    3       [CMD]                                                            [CMD]          [CMD]             [CMD]
---------------------------------------------------------------------------------------------------------------------------
    4       [CMD]                                                            [CMD]          [CMD]             [CMD]
---------------------------------------------------------------------------------------------------------------------------
    5       [CMD]                                                            [CMD]          [CMD]             [CMD]
---------------------------------------------------------------------------------------------------------------------------
    6       [CMD]                                                            [CMD]          [CMD]             [CMD]
---------------------------------------------------------------------------------------------------------------------------
    7       [CMD]                                                            [CMD]          [CMD]             [CMD]
---------------------------------------------------------------------------------------------------------------------------
    8       [CMD]                                                            [CMD]          [CMD]             [CMD]
---------------------------------------------------------------------------------------------------------------------------
    9       [CMD]                                                            [CMD]          [CMD]             [CMD]
---------------------------------------------------------------------------------------------------------------------------
   10       [CMD]                                                            [CMD]          [CMD]             [CMD]
---------------------------------------------------------------------------------------------------------------------------
   11       [CMD]                                                            [CMD]          [CMD]             [CMD]
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
            [CMD]                                                                                             [CMD]
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
   12       [CMD]                                                            [CMD]          [CMD]             [CMD]
---------------------------------------------------------------------------------------------------------------------------

===========================================================================================================================

         The deferred consideration [CMD] shall be paid to GDA on a [CMD] basis at the rates described below:


1.  [CMD]                               [CMD]

2.  [CMD]                               [CMD]

3.  [CMD]                               [CMD]

4.  [CMD]                               [CMD]

5.  [CMD]                               [CMD]

                                                                       EXHIBIT A


                    CONFIDENTIALITY AND ASSIGNMENT AGREEMENT

         This Confidentiality and Assignment Agreement is effective this ___ day of _____________, 1996.

         WHEREAS, the individual whose name appears below (the "Assignor") has been and/or may be engaged by GDA Technologies, Inc., a California corporation ("GDA") on behalf of Nexar Technologies, Inc., a Delaware corporation (the "Assignee"), for purposes relating to the research, development, design, development, fabrication and/or manufacture of technology pertaining to computers, including, without limitation, [CMD];

         WHEREAS, in the course of such engagement, the Assignor may have, or may have had, access to technology, proprietary information and/or intellectual property of Assignee;

         WHEREAS, in the course of such engagement, the Assignor may conceive, develop, author, or otherwise make, and/or may have conceived, developed, authored or otherwise made, technology, proprietary information and/or intellectual property (including but not limited to [CMD], as well as apparatus, articles of manufacture, prototypes, and documentation or other tangible media embodying such technology, proprietary information and/or intellectual property or in which they are expressed (collectively, the "Technology");

         WHEREAS, the Assignor is desirous of assigning all right, title and interest in the Technology to GDA, and whereas GDA is, in turn, desirous of assigning all right, title and interest in the Technology to Assignee;

         WHEREAS, listed in Exhibit I hereto, by country, application serial number, filing date, inventor(s), and patent number, if any, are all domestic and foreign patents and patent applications, filed in the name of Assignor, disclosing and/or claiming the Technology;

         WHEREAS, listed in Exhibit II hereto, by title, author(s), publication date, country, application serial number, filing date, and registration number, if any, are all domestic and foreign copyright registrations and applications, filed on works authored by the Assignor pertaining to the Technology;

         NOW THEREFORE, in consideration of one dollar ($1.00) and other good and valuable consideration the receipt of which is hereby acknowledged by Assignor, Assignor hereby assigns and shall assign worldwide the entirety of his or her right, title and interest in the Technology to GDA, and THEREFORE in consideration for one dollar ($1.00) and other good and valuable consideration the receipt of which is hereby acknowledged by GDA, GDA hereby assigns and shall assign worldwide the entirety of its right, title and interest in the Technology to Assignee, its successors and assigns, such assignment including by way of non-limiting example:

                      (a) all right, title and interest in any invention, modification, or advance, whether or not patentable, included in the Technology;

                      (b) all right, title and interest in any invention, modification, or advance, whether or not patentable, pertaining to the technology known as [CMD] thereof, and domestic or foreign patent applications disclosing or claiming the such invention, modification or advance, any continuation, continuation-in-part or division of such patent application and any patent issuing thereon, and any reissue, re-examination or extension of such patent;

                      (c) all  right,  title and  interest  in any  domestic  or foreign patent application disclosing and/or claiming the Technology, any continuation, continuation-in-part, or divisional of such application, and any patent issuing on any such application, and any reissue, reexamination or extension of any such patent;

                      (d) all right,  title and interest in any invention  based on the Technology and/or on any other technology, proprietary information and/or intellectual property of Nexar to which Assignor had access in the course of such engagement, which invention is conceived or reduced to practice within one year after termination of such engagement, any patent domestic or foreign patent application disclosing or claiming any such invention, any continuation, continuation-in-part, or divisional of such application, and any patent issuing on any such application, and any reissue, reexamination or extension of any such patent;

                      (e) all right,  title and interest in any works created or authored by the Assignor in the course of such engagement or within one year after the termination thereof pertaining to the Technology, any copyright in such works, or domestic or foreign copyright applications or registrations on such works, including but not limited to the copyright applications and registrations listed in Exhibit II (as used in this agreement, "copyright"
              refers copyright, moral rights and semiconductor mask work rights); and

                      (f) all right, title and interest to any apparatus, articles of manufacture, prototypes, and documentation or other tangible media included in the Technology, including, without limitation, all apparatus, articles of manufacture, prototypes, design and engineering drawings and specifications, created, authored, developed or otherwise acquired by Assignor in the course of such engagement or within one year after the termination thereof.

         As to inventions that qualify fully under the provisions of Section 2870 of the California Labor Code, the Assignor acknowledges that he or she has been notified that this Agreement does not apply to any of those inventions that Assignor developed entirely on his or her own time without using GDA's or Nexar's equipment, supplies, facilities, or trade secret information, except for those inventions that either: (1) relate at the time of conception or reduction to practice of the invention to GDA's business (including that on behalf of

Nexar), or actual or demonstrably anticipated research or development of GDA, or
(2) result from any work performed by Assignor for GDA.

         No license, assignment, or other transfer of (or release of obligations with respect to) intellectual property rights by Nexar to GDA or Assignor, or by GDA to Assignor, is intended or implied by the provisions hereof.

         The Assignor hereby covenants that no assignment, license, or other transfer or encumbrance has, been, or will be made by them that would conflict with this assignment all entire right, title and interest in the Technology to Assignee.

         Assignor hereby covenants that the lists in Exhibits I and II are complete and accurate.

         Assignor hereby covenants that he or she will promptly disclose to GDA (and, in turn, GDA will promptly disclose to Nexar), all inventions, modifications, or advances, whether or not patentable, made by Assignor during the course of such engagement or within one year after termination thereof

         Assignor hereby covenants that all services performed by Assignor during the course of such engagement were and/or are on a work-for-hire basis in favor of Nexar and that any works resulting therefrom are "works made for hire" (as that term is defined in Section 101 of the United States Copyright Act) on behalf of Nexar.

         Assignor hereby covenants they he or she will (i) provide, on request, to the Assignee (or its representatives) all pertinent facts and documents relating to the Technology (including, by way of example, any patents and patent applications listed in Exhibit I, and any legal equivalent thereof in this or a foreign country, and any further patents that may issue thereon) as may be known and accessible to it, and (ii) testify as to the same in any interference, opposition, litigation or proceeding related thereto, and (iii) will promptly execute and deliver to the Assignee (or its representatives) such instruments or affidavits as may be necessary or desirable to secure assignment of the rights, titles and interests conveyed herein, and to protect and enforce the same or to otherwise carry out the purposes thereof.

         Assignor hereby covenants that he or she has and will maintain in confidence and not disclose, duplicate or use any confidential information contained in the Technology or in the technology, proprietary information and/or intellectual property of Assignee to which (on behalf of himself/herself, heirs, successors and assigns) the Assignor may have had access during the aforesaid engagement, and that he or she has. As used herein, "confidential information" means any information, except that which (i) is generally known in the industry or trade, (ii) becomes generally known in the industry or trade without fault of the covenanting party, (iii) can be shown covenanting party to have been known by it prior to receipt from GDA or Assignee, or (iv) is disclosed to the covenanting party by a third party in a lawful manner and without any restriction on disclosure.

                                                              ASSIGNOR

                                         ---------------------------------------
                                         Printed Name:
                                                      --------------------------
                                         Residence:
                                                   -----------------------------
                                         Date:
                                              ----------------------------------

====================================================================================================================================
STATE OF _______________________
                                    SS.
COUNTY OF _____________________



         Before me this ________day of _________, 19____, personally appeared ________________________, known to me to be the person whose name is subscribed in the foregoing Assignment and acknowledged  that he executed  the same as  his free act and deed for  the purposes therein contained

                                    ------------------------------
                                    NOTARY PUBLIC
[Notary's Seal Here]                My Commission Expires:
====================================================================================================================================



                                           GDA Technologies, Inc.


                                           By___________________________________
                                              Alanghat G. Karunakaran, President



====================================================================================================================================
STATE OF _______________________
                                    SS.
COUNTY OF _____________________


         Before me this ________day of _________, 19____, personally appeared Alanghat G. Karunakaran  known to me to be  the person whose name is subscribed in the foregoing Assignment and acknowledged  that he  executed  the same as his free act and  deed for the purposes therein contained

                                    ------------------------------
                                    NOTARY PUBLIC
[Notary's Seal Here]                My Commission Expires:
=====================================================================================================================

                                                                       EXHIBIT B

                        GDA PARTIES WORKING ON TECHNOLOGY
                        ---------------------------------

                                      [CMD]
                                      [CMD]
                                      [CMD]
                                      [CMD]

                                                                       EXHIBIT C

                           AUTHORIZED NEXAR EMPLOYEES
                           --------------------------

                                      [CMD]
                                      [CMD]
                                      [CMD]
                                      [CMD]
                                      [CMD]
                                      [CMD]
                                      [CMD]